EXHIBIT "A"
                                   -----------


                                     LIMITED
                                IRREVOCABLE PROXY


The undersigned stockholder of e-Net Financial.Com Corporation, a Nevada corporation (the "Company"), hereby irrevocably (to the full extent permitted by law) appoints Vincent Rinehart and any individual designated by said individual, the attorney and proxy of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the 9,000,000 shares of common stock of the Company beneficially owned by the undersigned as of the date hereof (the "Shares") through and including December 31, 2001.

This Proxy is irrevocable (to the fullest extent permitted by law), shall be deemed coupled with an interest, and is granted in connection with the Settlement Agreement of even date hereof by and among the Company, the undersigned, and certain other parties (the "Agreement"). Any and all certificates representing the Shares shall bear a legend stating that such Shares are the subject of this Proxy.

The attorney and proxy named above shall be empowered at any time prior to termination of this Proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consent with respect to the Shares) of the undersigned in his own discretion at every annual or special meeting of the stockholders of the Company and at every continuation or adjournment thereof, and on every action or approval by written consent of the stockholders of the Company in lieu of any such meeting, WITH RESPECT ONLY TO THE FOLLOWING MATTERS: (i) corporate refinancing, recapitalization and restructuring, (ii) executive compensation, (iii) change of corporate name and/or domicile, and (iv) election and/or appointment of officers and directors.

Any obligation of the undersigned hereunder shall be binding upon successors and assigns of the undersigned.

If any term or other provision of this Proxy is determined to be invalid, illegal, or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Proxy shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the undersigned agrees with the Company to negotiate in good faith to modify this Proxy so as to effect the original intent of the parties as closely as possible.


Dated:  6/27/01____________________

                                              By:   Kenneth J. Quilt, Secretary
                                                    "Stockholder"

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